Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INTELLECTUAL PROPERTY LICENSE AGREEMENT

This Intellectual Property License Agreement (this “IPLA” or “Agreement”) is entered into as of December 27, 2017 (the “Effective Date”) by and among HAPSMobile Inc., a Japanese corporation having its principal place of business at 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo, Japan (“HAPSMobile”); SoftBank Corp., a Japanese corporation having its principal place of business at 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7317, Japan (“SoftBank”) and AeroVironment, Inc., a Delaware corporation having its principal place of business at 800 Royal Oaks Drive, Suite 210, Monrovia, CA 91016, U.S.A. (“AV”).  SoftBank, AV and HAPSMobile hereinafter will be referred to individually as “Party”, and as two or more collectively as “Parties”.

RECITALS

A.          AV is a company with a well-established history in the business of design and manufacture of unmanned, solar-powered high altitude aircraft, along with associated operational and logistics services;

B.          SoftBank is a company in the business of, among other things, providing telecommunications products and associated internet broadband services;

C.          HAPSMobile is a joint venture company established pursuant to a Joint Venture Agreement dated December 1, 2017 by and between AV and SoftBank (the “Joint Venture Agreement”), and is in the business of, among other things, researching, developing and manufacturing Solar HAPS;

D.          AV and SoftBank previously entered into a side agreement dated December 1, 2017 (the “Side Agreement”);

E.          AV and SoftBank previously entered into a Design Agreement dated April 26, 2017 (the “Preliminary Design Agreement”) pursuant to which AV completed preliminary design work for a Solar HAPS as detailed in such Design Agreement, which comprises Step 1 of the contemplated business relationships among AV, SoftBank and HAPSMobile;

F.           In advance of the establishment of HAPSMobile, AV and SoftBank entered into a Bridge Engineering Services Agreement dated October 19, 2017 (the “Bridge Agreement”) for the purpose of enabling AV to commence work on the design and development that will be subsumed into and become a part of the Design and Development Agreement referred to in G below; and

G.          HAPSMobile and AV hereby concurrently enter into a Design and Development Agreement (Step 2) of even date herewith (the “Design and Development Agreement”) under which the Parties enter into a definitive working relationship for the purpose of carrying out the detailed design and development work for the Solar HAPS which comprises Step 2 of the contemplated business relationships between AV and HAPSMobile.

H.          The Joint Venture Agreement, The Side Agreement, Preliminary Design Agreement, Bridge Agreement and Design, Development Agreement, and this Agreement shall collectively be referred to as the “Parties’ Agreements”.

I.            The Parties now desire to enter into this Agreement to set out the terms and conditions under which the Parties shall license certain intellectual property to facilitate contemplated business relationships among AV, SoftBank and HAPSMobile.

In consideration of the mutual covenants, promises and agreements contained herein, the Parties agree with each other as follows:

1. DEFINITIONS

In this Agreement, unless otherwise specified, the following terms shall have the meanings ascribed thereto:

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.1         “Agreement” means this Agreement and the attachments attached to it, if any, as amended from time to time.

1.2         “AV Background IP” subject to and in accordance with Section 4.8.2, means any and all Intellectual Property owned by AV prior to the Effective Date of this Agreement, or third-party Intellectual Property which AV has sufficient rights to sub-license on the same terms as AV licenses its own Intellectual Property herein, that is of a Solar HAPS capable of operating at [***] of [***] and that is necessary to operate the Solar HAPS provided by AV to HAPSMobile. AV Background IP shall not include any intellectual property of: small unmanned aerial systems; hand-held unmanned systems; man-portable unmanned systems; systems with air vehicles under [***]; which was prohibited from export at the time it was developed; which was developed for a military or defense application; methods of operations, associated devices and/or support equipment thereof each that are of the foregoing systems; battery powered non-solar systems; fuelled systems; electrical vehicle charging and/or electronic test equipment; and/or any other non-high altitude, long-endurance, solar powered systems.

1.3         “Background Royalty” means a royalty that shall not be applied during the Research and Development Phase and, subject to the remainder of this paragraph, shall be applied at a FRAND Royalty once the Commercial Phase begins. The Parties agree that upon the start of the Commercial Phase that they shall negotiate in good faith the amount of the Background Royalty paid per year by HAPSMobile to each AV and SoftBank, as the case may be, shall be [***]  ([***]%) of HAPSMobile’s total net revenue; provided, however, that the Parties understand that upon implementation of Background Royalty hereunder that an adjustment to the amount or percentage of the Background Royalty may be necessary to address any problems or issues reasonably determined by the Parties, based on the advice of their respective auditing, tax and/or legal advisers, that the use of such [***]  ([***]%) would result in adverse consequences under applicable tax laws and regulations to any Party, such as, by way of example but not limitation, the inability of HAPSMobile to claim the full amount of the royalty paid as an expense for tax purposes or the assessment on any Party of gift or similar taxes, the Parties may adjust the royalty rate upward or downward from [***]  ([***]%) to be charged to HAPSMobile so as to avoid such adverse consequences.

1.4         “Commercial Phase” shall mean the date on which HAPSMobile first generates revenue from Solar HAPS in its entirety, or from any portion of the New IP.

1.5         “Commercial Applications” means any sale, use, development, manufacture or other activity not within the scope of Non-Commercial Applications as defined herein. The definition of “Commercial Applications” expressly excludes Non-Commercial Applications.

1.6         “Executable Code” or “Executable Software” means non-human readable machine language compiled code.

1.7         “FRAND Royalty” means a fair, reasonable and non-discriminatory royalty, that is determined in consideration of the potential impact by the Parties’ relevant tax considerations and/or reasonably related fair market rates. The Parties agree to negotiate in good faith and agree on a mutually acceptable FRAND Royalty for each application thereof.

1.8         “HAPSMobile Intended Business” means, [***], to research, develop and manufacture Solar HAPS and to research, and develop the payload as a potential solution for the HAPSMobile’s next generation businesses. [***].

1.9         “Intellectual Property” means same as defined and set forth as ‘Intellectual Property’ in the Joint Venture Agreement, Exhibit A DEFINED TERMS

1.10       “IPR Claim” means an action or claim by any third party that the use of Intellectual Property licensed under this Agreement infringes the Intellectual Property of that person.

1.11        “Licensed Product” means any product, device, items, article, item, good, thing, service, method, process, operation, action or the like, which utilizes, embodies, encompasses, incorporates, uses, and/or which would infringe and/or misappropriate the Intellectual Property licensed under this Agreement in any manner.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.12       “New IP” subject to and in accordance with Section 4.8.2, means any and all Intellectual Property created by, for or on behalf of, assigned to, or otherwise owned by, HAPSMobile under or in connection with a development or engineering agreement between HAPSMobile and either AV or SoftBank, including without limitation the Design and Development Agreement, and in the event that SoftBank transfers the SoftBank PDA IP to HAPSMobile, the SoftBank PDA IP shall be deemed to be integrated into, and otherwise added to, the definition of New IP.

1.13       “New IP Royalty” means a royalty that shall not be applied with respect to research and development and that shall be applied on the basis of a FRAND Royalty once any revenue is generated from the use of any New IP or SoftBank PDA IP.

1.14       “Non-Commercial” means same as defined and set forth as ‘Non-Commercial’ in the Joint Venture Agreement, Exhibit A DEFINED TERMS

1.15       “Research and Development Phase” mean, unless otherwise mutually agreed, the period commencing on the Effective Date and extending until the first revenue is generated by HAPSMobile from any New IP, AV Background IP SoftBank Background IP, Solar HAPS, or other products that incorporates or embodies any New IP, AV Background IP or SB Background IP, as the case may be.

1.16       “SoftBank Background IP” means the SoftBank PDA IP and any and all Intellectual Property owned by SoftBank prior to the Effective Date of this Agreement, or third-party Intellectual Property which SoftBank has sufficient rights to sub-license on the same terms as SoftBank herein licenses its own Intellectual Property herein of this Agreement that is of the payload aspect of the Solar HAPS; provided, however, that in the event that SoftBank transfers the SoftBank PDA IP to HAPSMobile, the SoftBank PDA IP shall be deemed to be integrated into, and otherwise added to, the definition of New IP.

1.17       “SoftBank PDA IP” means any and all Intellectual Property assigned, transferred, and/or provided to, and/or developed, created and/or invented by, SoftBank under either the Preliminary Design Agreement and/or the Bridge Agreement.

1.18       “Solar HAPS” means same as defined and set forth as ‘Solar HAPS’ in the Joint Venture Agreement, Exhibit A DEFINED TERMS.

1.19       “Source Code” means source code, human-readable code, non-compiled code, and/or other non-executable software.

2. TERM OF AGREEMENT

The Agreement shall come into force and effect when signed by authorized representatives of all Parties and shall remain in force until the earlier of either: (1) the Joint Venture Agreement expires or is terminated; (2) HAPSMobile is dissolved; or (3) this Agreement is terminated, under the provisions herein.

3. EXPORT RULES AND REGULATIONS

Export Rules and Regulations. Each Party agrees to comply with all applicable governmental regulations as they relate to the import, export and re-export of information and materials. Without limiting the foregoing, neither Party shall disclose or deliver any information in any manner contrary to any applicable export or import laws and regulations. The Parties acknowledge that these laws and regulations impose restrictions on the import, export and transfer to third countries of certain types of information and materials, and that authorizations or licenses from the applicable regulatory agency may be required before such items may be disclosed or delivered.

4. INTELLECTUAL PROPERTY

4.1         Background IP License:

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.1.1      AV License to HAPSMobile: For the term of this Agreement, and subject to payment by HAPSMobile to AV of the Background Royalty, and upon and subject to all the terms and conditions of this Agreement, AV hereby grants to HAPSMobile a non-exclusive, non-transferrable, non-assignable, worldwide, license, without sub-license rights, to use the AV Background IP, but only to the extent reasonably necessary for HAPSMobile to [***], provided that HAPSMobile does not disclose any of the AV Background IP to any third party without AV express written permission.

4.1.2      SoftBank License to HAPSMobile: For the term of this Agreement, and subject to the payment by HAPSMobile to SoftBank of the Background Royalty, and upon and subject to all the terms and conditions of this Agreement, SoftBank hereby grants to HAPSMobile a non-exclusive, non-transferrable, non-assignable, worldwide, license, without sub-license rights (except HAPSMobile will grant a sub-license to AV pursuant to Section 4.1.3 below), to use the SoftBank Background IP, but only to the extent reasonably necessary for HAPSMobile to engage in the HAPSMobile Intended Business and for the other purpose expressly stated in Section 4.1.3 below, provided that HAPSMobile does not disclose any of the SoftBank Background IP to any third party without SoftBank express written permission.

4.1.3      HAPSMobile License to AV for the Parties’ Agreement: For the term of this Agreement, and upon and subject to all the terms and conditions of this Agreement, HAPSMobile hereby grants to AV a non-exclusive, non-transferable, non-assignable, worldwide, license, without sub-license rights (except as necessary with sub-contractors to develop products and services for HAPSMobile), to the SoftBank PDA IP, but only to the extent reasonably necessary for AV to perform its obligations under any of the Parties’ Agreements. AV shall not disclose the SoftBank PDA IP to any non-customer third party without the prior written consent of HAPSMobile (AV may disclose the SoftBank PDA IP to sub-licensed sub-contractors for AV to perform its obligations under any of the Parties’ Agreement). The license rights granted in this section 4.1.3 from HAPSMobile to AV shall survive in the event SoftBank later transfers ownership of the PDA IP to HAPSMobile, wherein the SoftBank PDA IP shall be included in the definition of the New IP.

4.1.4      SoftBank License to AV only for Non-Commercial: Until the assignment of ownership of the SoftBank PDA IP to HAPSMobile, wherein the SoftBank PDA IP shall be fully incorporated into the New IP and licensed to AV per Section 4.2.1 herein, and subject to the payment by AV to SoftBank of the New IP Royalty, and upon and subject to all the terms and conditions of this Agreement and AV’s compliance with the terms of Article 12.2 of the Joint Venture Agreement, SoftBank hereby grants to AV an exclusive, non-transferable and non-assignable, perpetual, world-wide, license, without sub-license rights (except as necessary with sub-contractors to develop products and services for Non-Commercial applications and customers of such Non-Commercial applications), to the SoftBank PDA IP, but only for Non-Commercial applications (except for Non-Commercial applications for the Japanese government). AV shall not disclose the SoftBank PDA IP to any non-customer third party for Non-Commercial applications without the prior written consent of SoftBank (AV may disclose the SoftBank PDA IP to sub-licensed sub-contractors for Non-Commercial applications).

4.1.5      To a Party Under a Prior Agreement: Nothing in this Agreement shall terminate, limit or otherwise alter any license granted to a Party under either the Design and Development Agreement, the Side Agreement, the Preliminary Design Agreement, the Bridge Agreement.

4.2         New IP Licenses:

4.2.1      HAPSMobile to AV only for Non-Commercial: Subject to the payment by AV to HAPSMobile of the New IP Royalty, and upon and subject to all the terms and conditions of this Agreement and AV’s compliance with the terms of Article 12.2 of the Joint Venture Agreement, HAPSMobile hereby grants to AV an exclusive, non-transferable and non-assignable, perpetual, world-wide, license, without sub-license rights (except as necessary with sub-contractors to develop products and services for Non-

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Commercial applications and customers of such Non-Commercial applications), to the New IP, but only for Non-Commercial applications (except for Non-Commercial applications for the Japanese government) . Upon any transfer of ownership of the SoftBank PDA IP to HAPSMobile, the SoftBank PDA IP shall be integrated into, and otherwise added to the definition of New IP and the license provided herein shall extent to include the SoftBank PDA IP. AV shall not disclose the New IP to any non-customer third party for Non-Commercial applications without the prior written consent of HAPSMobile (AV may disclose the New IP to sub-licensed sub-contractors for Non-Commercial applications). Parties agree that Non-Commercial applications are within AV’s now current business.

4.2.2      HAPSMobile to SoftBank: For the term of this Agreement and subject to the payment by SoftBank to HAPSMobile of the New IP Royalty, and upon and subject to all the terms and conditions of this Agreement, HAPSMobile hereby grants to SoftBank a non-exclusive, non-transferable and non-assignable, world-wide, license, without sub-license rights, to the New IP, but only for any resale to use by, or substantially for the benefit of the Japanese government, public entity and/or agency, service, entity, organization, or the like thereof; and for the development, manufacture of the payload for or on behalf of, or substantially for the benefit of the Japanese government, wherein such use is in Japan. SoftBank shall not disclose the New IP to any non-customer third party without the prior written consent of HAPSMobile.

4.2.3      HAPSMobile to AV for the Parties’ Agreements: For the term of this Agreement, and upon and subject to all the terms and conditions of this Agreement, HAPSMobile hereby grants to AV a non-exclusive, non-transferable, non-assignable, worldwide, license, without sub-license rights (except as necessary with sub-contractors to develop products and services for HAPSMobile), to the New IP, but only to the extent reasonably necessary for AV to perform its obligations under any of the Parties’ Agreements. AV shall not disclose the New IP to any non-licensed third party without the prior written consent of HAPSMobile.

4.3         Government Disclosure: In the event that AV is required to disclose to its Non-Commercial customers that the Solar HAPS includes technology licensed by the HAPSMobile, AV shall promptly notify HAPSMobile in advance of such requirement and take steps reasonably necessary to limit the disclosure of information to that which is necessary and to maintain the confidentiality of the information to be disclosed.

4.4         No Implied Rights: Except as otherwise expressly indicated in this Agreement, HAPSMobile will not, by any reason including AV and SoftBank’s performance of this Agreement or any other agreement between the Parties, acquire any right, title or interest (including any covenant, immunity, authorization, license rights, or other rights) in any of AV’s Background IP and SoftBank’s Background IP. Other than as expressly set forth in this Article 4, no right, title or interest in any Intellectual Property of AV and SoftBank is granted to HAPSMobile pursuant to this Agreement.

4.5         During the Research and Development Phase, HAPSMobile agrees to grant only those licenses and/or rights as expressly set forth herein, and shall not grant any other license or rights, without the written consent of AV and SoftBank which shall not be unreasonably withheld.

4.6         AV hereby represents and warrants to HAPSMobile that (a) AV shall take reasonable efforts so that all Intellectual Property in the Deliverables as defined in the Attachment A of the Design and Development Agreement shall include only AV Background IP, SoftBank PDA IP, SoftBank Background IP or New IP, and shall not include any third party Intellectual Property that does not otherwise comprise a portion of AV Background, SoftBank PDA IP and SoftBank Background IP, and (b) none of the Intellectual Property embodied in such Deliverables was prohibited from export at the time it was developed or was developed for a military or defense application. In the event AV breaches this warranty, AV shall have thirty (30) days to cure such breach by removing, and replacing if necessary, such unwarranted Intellectual Property.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.7         Royalty Terms:

The Parties understand that upon implementation of any royalty hereunder that revisions and/or adjustments to the terms of this Section 4.7 may be necessary to address any problems or issues then arising and/or to facilitate a more efficient or rational execution of the royalty terms, and therefore the Parties agree to use reasonable efforts at such time to negotiate in good faith, taking into account any reasonable requests or concerns of the Parties, any necessary or appropriate revisions hereto.

A.   The royalty owed the licensor shall be calculated on a quarter annual calendar basis (the “Royalty Period”) and shall be payable by no later than the end of the second (2nd) month after the termination of the preceding full quarter-annual period, i.e., commencing on the first (1st) day of April, July, October, January, except that a calendar period may be "short” depending on the commencement of the applicable Royalty Period.

B.   Within fifteen (15) business days after the end of each Royalty Period, the applicable licensee under the license(s) granted under this Agreement shall provide the applicable licensor under such license(s) with a written royalty statement certified as accurate by a duly authorized officer of licensee, reciting, on a country by country basis, the basis upon which the applicable Background Royalty or New IP Royalty, as the case may be, has accrued and the amount of such royalty due.  Such statements shall be furnished to licensor regardless of whether any Licensed Products were sold during the Royalty Period or whether any actual royalty was owed.

C.   Where the applicable royalty is based on the sales or net sales of Licensed Products, a royalty obligation shall accrue upon the sale of the Licensed Product regardless of the time of collection by the licensee, and the Licensed Product shall be considered "sold” when such Licensed Product is billed, invoiced, shipped, or paid for, whichever occurs first.

D.  Where the applicable royalty is based on the sales or net sales of Licensed Products, if the licensee sells any Licensed Products to any affiliated or related party at a price less than the regular price charged to other parties, the royalty shall be computed at the regular price.

E.   The receipt or acceptance by the licensor of any royalty statement or payment shall not prevent the licensor from subsequently challenging the validity or accuracy of such statement or payment.

F.   Upon expiration or termination of this Agreement, all royalty obligations, shall be accelerated and shall immediately become due and payable.

G.  The licensee’s obligations for the payment of royalties shall survive expiration or termination of this Agreement and will continue for so long as the licensee continues to sell the Licensed Products.

H.   All payments due the licensor shall be made in the currency specified by the licensor by bank transfer, unless otherwise specified by the licensor.

I.    Any late payments shall incur interest at the lower of [***]% per annum or the maximum rate permitted by applicable law in the jurisdiction of the paying party.

J.    Each licensor shall have the right, upon reasonable notice (no less than ten (10) days), to inspect a licensee’s books and records and all other documents and material in licensee’s possession or control but only with respect to the subject matter of this Agreement.  Any such inspection shall be done through an independent certified public accountant acceptable to the relevant licensee (who shall not unreasonably withhold such acceptance).  Such examination shall occur at the place where the licensee maintains such records during normal business hours.  The licensor shall have free and full access thereto for such purposes and may make copies thereof.  In no

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

event shall the licensor have the right to examine information with respect to licensee’s costs, pricing formulas, or percentages of markup.  Each licensee shall impose similar obligations on any of its sublicensees, if any, for the benefit of itself and of the licensor.

K.  Each licensee agrees to keep accurate books of accounts and records at its principal place of business covering all transactions relating to the subject matter of this Agreement, including but not limited to any and all royalty obligation thereof.

L.   All books and records pertaining to the obligations of a licensee hereunder shall be maintained and kept accessible and available to a licensor for inspection for at least five (5) years after the date to which they pertain.

M.  In the event that such inspection reveals an underpayment by the licensee of the actual royalty owed the licensor, the licensee shall pay the difference, plus interest calculated at the rate of [***]% per month. If such underpayment be in excess of [***]% of the royalty due for any Royalty Period, the licensee shall also reimburse the licensor for the cost of such inspection.

N.   Only one royalty shall be paid hereunder as to Licensed Product whether or not it is covered by more than one article of Intellectual Property, including but not limited to more than one (1) claim of a patent, by the claims of more than one (1) patent, or by the claims of patents of more than one (1) country.

4.8         Software and Documents:

4.8.1      Solar HAPS Operational Software and Documents: AV shall provide to HAPSMobile, any newly developed (first created by AV in performance under the Design and Development Agreement) Source Code and documents (Technical Data Package as defined in the Design and Development Agreement) set forth in Attachment A of the Design and Development Agreement (“Solar HAPS Disclosed Materials”). AV shall provide to HAPSMobile [***].

4.8.2       [***]: [***].

4.8.3       [***]: [***].

4.8.4      Third Party Source Code: AV agrees that in AV’s Request for Proposals (RFPs), Request for Quotation (RFQ) and Request for Information (RFI) issued to potential key component third-party sub-contractors or suppliers for work to be performed for AV under any of the Parties’ Agreements, AV will request such third-parties to provide the Source Code of the software that third-party will deliver under the sub-contract to be disclosed to HAPSMobile and pricing. However, HAPSMobile understands and agrees that this shall only be a request to such third-party, who may accept or deny the request at the third-party’s discretion and AV shall have no control over such action by the third-party and selection of such third-party as sub-contractor, supplier or otherwise shall not be dependent upon such third-party’s decision to disclose or not to disclose its Source Code to HAPSMobile or to AV. In the event that such third-party agrees to disclose its Source Code to HAPSMobile, AV shall then disclose such third-party’s Source Code to HAPSMobile.

4.8.5      Accident Investigations:  AV agrees that in response to a request by the United States Federal Aviation Administration (FAA), the United States National Transportation Safety Board (NTSB) or a foreign or international government agency equivalent to the FAA and/or NTSB, arising from an investigation by such organization into an accident or other incident involving the Solar HAPS, AV shall allow access to such relevant Source Code as necessary for such investigation.

4.8.6      Other than as expressly set forth in this Section 4.8, AV shall not be required to provide any other [***], unless otherwise agreed by the Parties in writing.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.9         [RESERVED]

4.10       Obtaining IP Protection: Any licensee under the New IP and the SoftBank PDA IP (only if it has not been integrated into the New IP) under this Agreement may request licensor(s) to file an application for patent protection in any specific jurisdiction with respect to such New IP and the SoftBank PDA IP (only if it has not been integrated into the New IP). The request from the licensee shall contain (a) a description of the invention for which patent protection is sought in reasonable detail sufficient to enable one versed in the art to analyze and assess the patentability of the invention, licensor(s) shall have fifteen (15) business days to review such request and either accept such request or provide the licensee with written objection stating the reasonable basis for such rejection; provided, however, that any such request shall not be unreasonably rejected. If licensor(s) do not pursue such patent protection, then it shall do so solely at its own cost. If licensor(s) does not indicate it will pursue the requested patent protection and/or if licensor(s) does not institute an application of such protection within a reasonable time after a licensee’s written request, the licensee may independently seek such protection at licensee’s sole cost, provided, however, that such licensee shall keep licensor(s) informed of all actions and developments taken or occurring in connection with such application and consult in good faith with licensor(s) in advance prior to taking, or refraining from taking, any action or position in the prosecution of such application that limits the scope of such application or otherwise is or could be detrimental to licensor(s) , and agree to a recourse or course of action that minimizes the detriment to, and/or maximizes, the reasonable interests of licensor(s) and such licensee. Upon request of the Party pursuing patent protection, the other Parties shall execute all papers and otherwise reasonably cooperate in and for the preparing, filing and prosecution of such patent application. The party filing the patent application shall reimburse the other party for the expenses incurred as a result of such cooperation.

4.11       IP Enforcement: Any licensee under the New IP and the SoftBank PDA IP (only if it has not been integrated into the New IP) under this Agreement may request licensor(s) to take appropriate action against any third party that appears to infringe any New IP and the SoftBank PDA IP (only if it has not been integrated into the New IP) licensed to such licensee. The request from the licensee shall contain [***].

5. INTELLECTUAL PROPERTY RIGHTS INDEMNITY

5.1         Indemnity Against Infringement.

Subject to the limitations of liability herein, each Party granting a license under this Agreement (the “Indemnifying Party”) agrees to indemnify defend and hold the licensee Party under such license, its officers, directors, agents and employees (together, the “Indemnitee”), harmless from and against any and all liability, loss, damage, costs and expenses (including reasonable and necessary legal expenses) awarded against, incurred by or paid or payable by the Indemnitee from an IPR Claim arising from the Indemnifying Party’s actions or inactions during the Term of this Agreement.

5.2         Indemnity Exclusions.

An Indemnifying Party’s indemnity shall not apply to any infringement resulting directly from: (1) [***]; (2) [***]; or (3) [***].

5.3         Indemnitee Obligations. Each Indemnitee agrees that:

(a)         it shall promptly notify the Indemnifying Party(ies), in writing, of any IPR Claim asserted against the Indemitee;

(b)         it shall not make any admission as to liability or agree to any settlement of or compromise any IPR Claim without the prior written consent of the Indemnifying Party(ies); and

(c)        The Indemnitee shall, at the Indemnifying Party(ies) request and expense, give the indemnifying Party(ies) [***].

5.4         Indemnifying Party(ies) Obligations to Remedy Infringement. If any IPR Claim is made against an Indemnitee, the Indemnifying Party(ies) shall act promptly at its own expense and at its sole discretion, to either:

(a)         [***]; or

(b)         [***]; or

(c)         [***]; or

(d)         [***].

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6. TERMINATION

6.1         Right to Terminate for Material Breach. Each Party has the right, without prejudice to its other rights or remedies, to terminate this Agreement immediately, by written notice to the other Party if the other Party is in material breach of its obligations under this Agreement and either it fails to remedy that breach within sixty (60) days after receiving written notice from the other Party or that the breach is incapable of remedy; provided, however, that the Agreement shall be partially terminated with respect to the relevant Party and this Agreement shall remain in force between the non-breaching Parties.

6.2         Right to Terminate for Insolvency, etc. Each Party has the right to terminate this Agreement immediately by written notice to the other Party if an insolvency event occurs with respect to such other Party; provided, however, that the Agreement shall be partially terminated with respect to the relevant Party and this Agreement shall remain in force between the remaining Parties.

6.3         Consequences for Terminating. All perpetual license granted herein shall survive the term and/or termination of this Agreement, all non-perpetual licenses granted hereunder shall terminate with this Agreement; provided, however, the applicable Parties shall negotiate in good faith to continue to grant such license under a new agreement with the same license terms herein except royalties to be based on FRAND principles.

6.4         Accrued Rights and Liabilities. Subject to all other provisions of this Agreement, any termination of this Agreement shall not affect any accrued rights or liabilities of either Party nor shall it affect the coming into force or the continuance in force of any provision of this Agreement is expressly or by implication intended to come into or continue in force on or after such termination.

7. DISSOLUTIONS, TERMINATIONS, AND BUY-OUTS

7.1          Upon any of the following to occur:

(a)  HAPSMobile has ceased operations without the prospect of re-commencing operations, within a reasonable timeframe considering the mutual interest of the Parties to commercialize the New IP, and any Party has notified the other Parties in writing thereof, or

(b)  if (a) above has not occurred, and the Steering Committee, as such term is defined in the Joint Venture Agreement, (i) agrees that AV and/or SoftBank may exercise its right to purchase ownership of the New IP and the SoftBank PDA IP (only if it has not been integrated into the New IP), or (ii) decides not to commercialize the New IP;

AV and SoftBank each shall have the option to jointly, or singularly, purchase the New IP and the SoftBank PDA IP (only if it has not been integrated into the New IP), as set forth below.

Within twenty (20) business days after the occurrence of either (a) or (b) above, AV and SoftBank each may issue a written notice to the other Parties that it intends to exercise its right to purchase the New IP (the “Purchase Notice”).

In the event that only one of AV or SoftBank has issued a Purchase Notice and the other Party (in this case, AV or SoftBank, as the case may be) has not issued a Purchase Notice, the Party issuing the Purchase Notice shall purchase the New IP as a sole owner at an amount determined as follows:

(c)  In the case of a purchase under (a), the amount shall be equal to (i) the cost of the development of the New IP, excluding the cost associated with any and all hardware and the development of the payload, in all the purchase orders issued under the Design and Development Agreement, the Preliminary Design Agreement (but only if the SoftBank PDA IP has been transferred to HAPSMobile), the Bridge Agreement, and any other agreements for the development of the Solar HAPS which has been paid to AV under such agreements, and (ii) subject to the discretion of the Steering Committee, costs related to Solar HAPS hardware with attendant purchase and transfer of title of Solar HAPS hardware; and

(d)  In the case of a purchase under (b) above, the amount shall be as agreed by the Steering Committee.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

In the event that AV and SoftBank both have issued a Purchase Notice, each shall have the right to purchase the New IP, as a joint owner, at an amount equal to the greater of 50% (to be paid by AV and SoftBank respectively) of:

(1) the cost of the development of the New IP, excluding the cost associated with any and all hardware and the development of the payload, in all the purchase orders issued under the Design and Development Agreement, the Preliminary Design Agreement (but only if the SoftBank PDA IP has been transferred to HAPSMobile), the Bridge Agreement, and any other agreements for the development of the Solar HAPS which has been paid to AV under such agreements; or

(2) the fair market value of the New IP.

If both AV and SoftBank exercises its option to purchase set forth herein, any and all terms between the Parties limiting or preventing AV or SoftBank from competing with any other Party, including but not limited to Section 12 (Non-Compete) of the Joint Venture Agreement, shall terminate and/or cease to be enforceable.

If only one of AV and SoftBank exercises its option to purchase set forth herein, any and all terms between the Parties limiting or preventing AV or SoftBank from competing with any other Party, including but not limited to Section 12 (Non-Compete) of the Joint Venture Agreement, shall remain in effect and be enforceable.

And this Agreement shall terminate.

7.2  Upon either:

(a) SoftBank or AV ceases to be a shareholder of HAPSMobile, or

(b) the Joint Venture Agreement terminates or expires;

HAPSMobile shall continue to grant a license for the use of the New IP and the SoftBank PDA IP (only if it has not been integrated into the New IP), by entering into a new license agreement between HAPSMobile and the ceasing shareholder on terms and royalty at least as favourable as provided by HAPSMobile to that shareholder herein, and any and all terms between the Parties limiting or preventing SoftBank or AV from competing with any other Party, including but not limited to Section 12 (Non-Compete) of the Joint Venture Agreement, shall survive and continue to be in force for [***].

And this Agreement shall terminate.

8. AMENDMENTS AND CHANGES

Amendments in Writing. Any amendment to this Agreement shall not be binding on the Parties unless it is mutually agreed upon in writing.

9. CONFIDENTIALITY

Any information or materials disclosed by one Party to the other in connection with this Agreement will be subject to the terms of the Non-Disclosure Agreement between SoftBank and AV dated February 3, 2017 and Section 10 (Confidentiality and Publicity) of the Joint Venture Agreement (together the “NDA”) as if HAPSMobile was a signatory to the NDA. The terms, conditions and existence of this Agreement and related negotiations will be considered Confidential Information of each Party as defined in and governed by the terms of such NDA.

10. PUBLICITY

Subject to any Party’s obligation under applicable law or regulation to publicly disclose this Agreement, no Party shall advertise nor make any public announcement in respect of this Agreement nor use or refer to the name, trademark or trade name of the other Part(ies) in any disclosure without the prior written consent of such other Part(ies). If a Party is not obligated to publicly disclose this Agreement, the other Part(ies) shall be fully entitled to withhold its consent to any public disclosure and shall be under no obligation to provide any explanation for such action.

11. [RESERVED]

12. RESOLUTION OF DISPUTES

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.1    Resolution by the Parties. In the event of any dispute between the Parties arising out of or relating to this Agreement, representatives of the Parties from a level of management who have authority to settle the dispute shall, within seven (7) days of receipt of a written notice from either Party to the other, meet (either in person, electronically or telephonically) in an effort to resolve the dispute. Unless concluded with a written legally binding agreement, all negotiations connected with any dispute shall be conducted in confidence and without prejudice to the rights of the Parties in any future proceedings.

12.2    Referral of the Dispute. If any dispute cannot be resolved at such meeting or within seven (7) days from its conclusion, the Parties shall be entitled to initiate arbitration, in accordance with the Article 18.2.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13. NOTICES

13.1       Addresses for Providing Notices. Any notice or other document to be provided under this Agreement may (except as expressly provided herein) be delivered, or sent by post or by facsimile to the following address:

For AV:

Contractual Contact:

AeroVironment, Inc.

900 Innovators Way

Simi Valley, CA 93065

Attn: General Counsel

Technical Contact:

AeroVironment, Inc.

900 Innovators Way

Simi Valley, CA 93065

Attn: [***]

or such other address as AV may subsequently notify, and

For SoftBank:

1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo

105-7317, Japan

Attn: [***]

or such other address as SB may subsequently notify, and

For HAPSMobile:

1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo, Japan

Attn: [***]

or such other address as HAPSMobile may subsequently notify.

13.2       Delivery of Notices. Any notice or document which are required to contemplated by this Agreement shall be deemed to have been delivered:

(a)         if hand-delivered, at the time of delivery to the recipient’s address specified in this Agreement;

(b)         if sent via a recognized, next-day courier service, upon the later of (i) delivery if delivered during the recipient’s normal business hours or (ii) if delivery is not during normal business hours, at noon local time of the recipient on the next business day following delivery; or

(c)          if sent by facsimile or email, at the time of transmission if within the normal business hours of the recipient and, if not, noon local time of the recipient on the next following business day, provided that, for a facsimile, a confirming copy is delivered by courier to the recipient within forty eight (48) hours after transmission.

14. ENTIRE AGREEMENT

14.1       Prior Understandings and Agreements. This Agreement including the documents incorporated herein, and the Joint Venture Agreement, the Preliminary Design Agreement, the Bridge Agreement and the Design and Development Agreement each including the documents incorporated therein, supersede all prior understandings and agreements between the Parties relating to the subject matter hereof and contains the entire agreement between the Parties with respect to the subject matter hereof.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.2       Representations and Warranties. Each Party acknowledges that in agreeing to enter into this Agreement it has not relied on any representation, warranty or other assurance or the other Party except those set out in this Agreement.

15. WAIVER

The failure of either Party to enforce any of its rights or to require the performance of any obligation, responsibility or liability of the other Party under this Agreement shall not of itself be taken as a waiver of either Party’s rights, obligations, responsibilities or liabilities under this Agreement.

16. SEVERABILITY

The invalidity, illegality or unenforceability of any of the provisions of this Agreement shall not affect the validity, legality and enforceability of the remaining provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision was not a part of this Agreement.

17. ASSIGNMENT AND SUB-CONTRACTING

Assignment. Except as expressly provided herein, neither Party may assign, sub-license, transfer, or otherwise dispose of any of its rights or any of its obligations under this Agreement or any part thereof or the benefit or advantage of this Agreement or any part thereof without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed.

18. GOVERNING LAW AND ARBITRATION

18.1       Governing Law. The Agreement is governed by and shall be construed in accordance with the laws of the State of New York. The Parties specifically exclude application of the United Nations Convention on Contracts for the International Sale of Goods (CISG), which shall not apply to this Agreement.

18.2       Arbitration. All disputes arising out of or in connection with this Agreement that are not resolved in accordance with Article 12.1 shall be finally settled under the Commercial Arbitration Rules of the Japan Commercial Arbitration Association by one or more arbitrators, fluent in English and appointed in accordance with the said rules. The place of the arbitration shall be Tokyo, Japan and the proceedings shall be conducted in English. Each Party shall be responsible for its own costs related to arbitration proceedings.

19.   LIMITATION OF LIABILITY.

19.1 (a) TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES’ RESPECTIVE LIABILITY IN THE AGGREGATE UNDER THIS AGREEMENT AND THE DESIGN AND DEVELOPMENT AGREEMENT, SHALL NOT EXCEED [***] UNITED STATES DOLLARS ($[***]). NOTWITHSTANDING THE FOREGOING, THE PARTIES ACKNOWLEDGE AND AGREE THAT THE FOREGOING LIMITATIONS OF LIABILITY FOR HAPSMOBILE AND AV REPRESENT THEIR RESPECTIVE AGGREGATE LIMITATIONS OF LIABILITY UNDER THIS AGREEMENT AND SECTION 28 OF THE DESIGN AND DEVELOPMENT AGREEMENT AND THAT ANY SATISFACTION OF LIABILITY BY HAPSMOBILE OR AV, AS THE CASE MAY BE, UNDER EITHER THIS AGREEMENT OR THE DESIGN AND DEVELOPMENT AGREEMENT SHALL AUTOMATICALLY OPERATE TO REDUCE THE AGGREGATE AMOUNT OF ANY REMAINING LIABILITY LIMITATION AVAILABLE WITH RESPECT TO HAPSMOBILE OR AV, AS THE CASE MAY BE, UNDER THIS AGREEMENT AND THE DESIGN AND DEVELOPMENT AGREEMENT AND (b) FURTHER, THE PARTIES HEREBY AGREE THAT THE FOREGOING LIMITATIONS OF LIABILITY ARE APPROPRIATE FOR THE RESEARCH AND DEVELOPMENT PHASE OF THEIR INTENDED COLLABORATION, AND AGREE TO NEGOTIATE AND AGREE IN GOOD FAITH ON REVISED LIMITATIONS OF LIABIITY THAT WILL APPLY UPON AND AFTER COMMENCEMENT OF THE COMMERCIAL PHASE, AND THAT SUCH REVISED LIMITATIONS OF LIABILTIY SHALL TAKE INTO CONSIDERATION, AMONG OTHER THINGS, THE DEGREE OF RISKS, THE REVENUE DERIVED BY EACH PARTY AND THE SCALE AND SCOPE OF COMMERCIALIZATION.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN THE EVENT THAT THE PARTIES FAIL TO AGREE TO SUCH REVISED LIMITATIONS OF LIABILTIY WITHIN [***] AFTER COMMENCEMENT OF THE COMMERCIAL PHASE, THE LICENSES GRANTED UNDER THIS AGREEMENT SHALL BE SUSPENDED UNTIL SUCH REVISED LIMITATIONS OF LIABILITY IS AGREED.

19.2 EXCEPT AS OTHERWISE PROVIDED HEREIN, IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, ECONOMIC OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF REVENUE OR PROFITS, SUFFERED OR INCURRED. LIMITATIONS OF LIABILITY PROVIDED HEREIN WILL APPLY WHETHER THE LIABILITY ARISES UNDER BREACH OF CONTRACT OR WARRANTY; TORT, INCLUDING NEGLIGENCE; STRICT LIABILITY; STATUTORY LIABILITY; OR ANY OTHER CAUSE OF ACTION, AND SHALL INCLUDE A PARTY’S AFFILIATES, OFFICERS, EMPLOYEES, AGENTS, AND SUBCONTRACTORS. THIS LIMITATION APPLIES TO THE ENTIRETY OF THIS AGREEMENT.

19.3 NOTWITHSTANDING THE FOREGOING OR ANYTHING ELSE CONTAINED HEREIN, IN NO EVENT SHALL HAPSMOBILE BE LIABLE TO EITHER AV OR SOFTBANK FOR ANY IPR CLAIMS TO THE EXTENT THAT SUCH CLAIMS ARISE OUT OF USE OF ANY NEW IP OWNED BY HAPSMOBILE THAT WAS CREATED BY AV OR SOFTBANK, RESPECTFULLY, AND OWNERSHIP OF WHICH WAS TRANSFERRED TO HAPSMOBILE.

[The remainder of this page is intentionally left blank.]

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF the Parties hereto have signed and executed this Agreement on the date first mentioned above.

SIGNED for and on behalf of	SIGNED for and on behalf of

SoftBank Corp.	AeroVironment, Inc.

By:_ _/s/ Junichi Miyakawa_________________________________	By:___/s/ Wahid Nawabi_______________________________
Name: Junichi Miyakawa	Name: Wahid Nawabi
Title: Executive Vice President, Director & CTO	Title: President and CEO
Date: [undated]	Date: [undated]

SIGNED for and on behalf of
HAPSMobile Inc.

By:___/s/ Junichi Miyakawa_________________________________
Name: Junichi Miyakawa
Title: President and CEO
Date: [undated]

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.